NOTICE OF DISTRIBUTION OF UNDERLYING FUND ANNUAL REPORTS
TO: FROM: DATE: RE:	U. S. Securities and Exchange Commission Nationwide Life Insurance Company ("Nationwide") April 8, 2022 Nationwide Variable Account - 11 ("Registrant") File No. 811-10591
Nationwide hereby submits, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940, that the annual reports for the following underlying mutual funds for the period ended December 31, 2021, have been distributed to contract owners.
Some of the underlying mutual funds included in each Fund Company’s annual report filings may not be available under every contract offered by the Registrant. Nationwide understands that the Fund Companies have filed (or will file) these reports with the Commission. To the extent necessary, these filings are incorporated by reference.
Fund	CIK
Federated Hermes Insurance Series - Federated Hermes Managed Volatility Fund II: Primary Shares	0000912577
Federated Hermes Insurance Series - Federated Hermes Fund for U.S. Government Securities II	0000912577
Federated Hermes Insurance Series - Federated Hermes High Income Bond Fund II: Primary Shares	0000912577
Federated Hermes Insurance Series - Federated Hermes Government Money Fund II: Service Shares	0000912577
Federated Hermes Insurance Series - Federated Hermes Kaufmann Fund II: Primary Shares	0000912577
Federated Hermes Insurance Series - Federated Hermes Quality Bond Fund II: Primary Shares	0000912577
Questions or comments regarding this filing can be directed to Nationwide Financial - Office of Compliance at is nfscomp@nationwide.com.
Thank you.
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Legal Counsel to the Nationwide Insurance Companies and their Associated Companies